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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 29, 1999
                                                           --------------

                        Commission File Number 001-13913

                         WADDELL & REED FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                      51-0261715
    (State or other                                 (IRS Employer
    jurisdiction of                                  Identification No.)
    incorporation)

                                6300 LAMAR AVENUE
                              OVERLAND PARK, KANSAS
                                      66202
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (913) 236-2000
               (Registrant's telephone number including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

                  In a press release dated June 29, 1999, Waddell & Reed
Financial, Inc. announced that it had agreed to acquire San Antonio based
Austin, Calvert & Flavin, Inc., a privately held investment management firm. A copy of the press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT NO.       EXHIBIT

         99       Press Release of Waddell & Reed Financial, Inc. dated
                  June 29, 1999.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WADDELL & REED FINANCIAL, INC.

                                   By:  /s/ Helge K. Lee
                                        --------------------------------------
                                        Name:  Helge K. Lee
                                        Title:   General Counsel and Secretary

Date:  June 29, 1999


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                                INDEX TO EXHIBITS

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

      Exhibit No.        Exhibit                                                      Page
      -----------        -------                                                      ----
          99             Press Release of Waddell & Reed Financial, Inc. dated
                         June 29, 1999.
